Exhibit 99.1

v          DETACH PROXY CARD HERE          v

REVOCABLE PROXY
BANK OF MADERA COUNTY
SOLICITED BY THE BOARD OF DIRECTORS FOR THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON                        , 2004

        The undersigned shareholder of Bank of Madera County (the "Bank") hereby nominates, constitutes and appoints Ron Foster and Delores Ghyselinck, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Bank of Madera County held of record by the undersigned as of                        , 2004, the record date with respect to this solicitation, at the Special Meeting of Shareholders of the Bank to be held at the Bank's office, 40266 Junction Drive, Oakhurst, California 93644, on                         , 2004 at         p.m. and any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

(Continued, and to be marked, dated and signed, on the other side)

v          DETACH PROXY CARD HERE          v

1.
To approve the merger agreement by and among Bank of Madera County, Central Valley Community Bancorp and Central Valley Community Bank and the transactions contemplated therein as described more fully in the accompanying proxy statement-prospectus.

☐    FOR        ☐    AGAINST        ☐    ABSTAIN

2.
To transact such other business as may properly come before the meeting and any adjournments or adjournments thereof.

        THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER OR, IF NO INSTRUCTIONS ARE GIVEN BY THE SHAREHOLDER, THE PROXY HOLDERS WILL VOTE "FOR" THE ABOVE PROPOSAL.

        IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

        When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

        PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND THIS MEETING    ☐

Please indicate number of persons who will attend:
Number of Shares
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
Dated:	, 2004
Signature of Shareholder(s)
(Print Name)
Signature of Shareholder(s)
(Print Name)

Please Detach Here

v          You Must Detach This Portion of the Proxy Card          v
Before Returning it in the Enclosed Envelope